HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                               HV-6778 - Premier Innovations(SM) (Series II)

333-151805                               HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated February 22, 2013 to your Prospectus

1.  FUND NAME CHANGES

Effective January 28, 2013, the following name changes were made to your Prospectus:

Old Name	New Name
Allianz NFJ Dividend Value Fund - Class A	AllianzGI NFJ Dividend Value Fund - Class A
Allianz NFJ International Value Fund - Class A	AllianzGI NFJ International Value Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.  FUND OBJECTIVE CHANGE

PIONEER FUNDAMENTAL VALUE FUND – CLASS A

Effective during the second quarter of 2013, the investment objective for the Pioneer Fundamental Value Fund Sub-Account is deleted and replaced with:

Seeks long-term capital growth.

3.  FUND NAME CHANGE

PIONEER FUNDAMENTAL VALUE FUND – CLASS A

Effective during the second quarter of 2013, the following name change is made to your Prospectus:

Old Name	New Name
Pioneer Fundamental Value Fund - Class A	Pioneer Disciplined Value Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.